EXHIBIT 21

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                         SUBSIDIARIES OF THE REGISTRANT
                                December 31, 1998

                                                                Jurisdiction of
                Name of Subsidiary                               Incorporation
                ------------------                               -------------
3553400 Canada Inc. ...........................................   Canada
The CIT Group/Credit Finance, Inc. ............................   Delaware
  The CIT Group/CrF Securities Investment, Inc. ...............   New Jersey
The CIT Group/Sales Financing, Inc. ...........................   Delaware
The CIT Group/Consumer Finance, Inc. ..........................   Delaware
Equipment Credit Services, Inc. ...............................   Delaware
North American Exchange, Inc. .................................   Delaware
C.I.T. Corporation (Maine) ....................................   Maine
C.I.T. Corporation of the South, Inc. .........................   Delaware
William Iselin & Co., Inc. ....................................   New York
The CIT Group/Commercial Services, Inc. .......................   New York
  The CIT Group/CmS Securities Investment, Inc. ...............   New Jersey
  C.I.T. Foreign Sales Corporation One, Ltd. ..................   Barbados
  CIT FSC Two, Ltd. ...........................................   Bermuda
  CIT FSC Three, Ltd. .........................................   Bermuda
  CIT FSC Four, Ltd. ..........................................   Bermuda
  CIT FSC Seven, Ltd. .........................................   Bermuda
  CIT FSC Nine, Ltd. ..........................................   Bermuda
  CIT FSC Ten, Ltd. ...........................................   Bermuda
  The CIT Group/Capital Aircraft, Inc. ........................   Delaware
  The CIT Group/Factoring One, Inc. ...........................   New York
    CIT FSC Five, Ltd. ........................................   Bermuda
  The CIT Group/Capital Transportation, Inc. ..................   Delaware
  The CIT Group/Commercial Services (Asia) Ltd. ...............   Hong Kong
The CIT Group, Inc. (NJ) ......................................   New Jersey
The CIT Group/Capital Investments, Inc. .......................   New York
Assurers Exchange, Inc. .......................................   Delaware
C.I.T. Financial Management, Inc. .............................   New York
  The CIT Group/FM Securities Investment, Inc. ................   New Jersey
The CIT Group/Capital Finance, Inc. ...........................   Delaware
  Banord Limited ..............................................   United Kingdom
  Equipment Acceptance Corporation ............................   New York
The CIT Group/Asset Management, Inc. ..........................   Delaware
Commercial Investment Trust Corporation .......................   Delaware
The CIT Group/Business Credit, Inc. ...........................   New York
  The CIT Group/BC Securities Investment, Inc. ................   New Jersey
Meinhard--Commercial Corporation ..............................   New York
650 Management Corp. ..........................................   New Jersey
The CIT Group/Equity Investments, Inc. ........................   New Jersey
  The CIT Group/Venture Capital, Inc. .........................   New Jersey
The CIT Group/Equipment Financing, Inc. .......................   New York
  C.I.T. Realty Corporation ...................................   Delaware
 CIT FSC Eleven, Ltd. .........................................   Bermuda
 CIT FSC Twelve, Ltd. .........................................   Bermuda
 CIT FSC Fourteen, Ltd. .......................................   Bermuda
 CIT FSC Fifteen, Ltd. ........................................   Bermuda

                      THE CIT GROUP, INC. AND SUBSIDIARIES
                   SUBSIDIARIES OF THE REGISTRANT (Continued)
                                December 31, 1998

                                                                Jurisdiction of
                Name of Subsidiary                               Incorporation
                ------------------                               -------------

 CIT FSC Sixteen, Ltd. ........................................   Bermuda
 CIT Leasing Two (Bermuda) LTD ................................   Bermuda
 CIT FSC Eighteen, Ltd. .......................................   Bermuda
 CIT FSC Nineteen, Ltd. .......................................   Bermuda
 CIT FSC Twenty, Ltd. .........................................   Bermuda
 The CIT Group/El Paso Refinery, Inc. .........................   Delaware
 The CIT Group/Securities Investment, Inc. ....................   Delaware
 Bunga Bebaru, Ltd. ...........................................   Bermuda
 CIT Leasing (Bermuda), Ltd. ..................................   Bermuda
 The CIT Group/Corporate Aviation, Inc. .......................   Delaware
     Arctic Shipping Co., Inc. ................................   Delaware
 Atlantic Shipping Co., Inc. ..................................   Delaware
 Baltic Shipping Co., Inc. ....................................   Delaware
 Indian Shipping Co., Inc. ....................................   Delaware
 Mediterranean Shipping Co., Inc. .............................   Delaware
 Bering Shipping Co., Inc. ....................................   Delaware
 Ross Shipping Co., Inc. ......................................   Delaware
 Sargasso Shipping Co., Inc. ..................................   Delaware
 Caspian Shipping Co., Inc. ...................................   Delaware
 Baffin Shipping Co., Inc. ....................................   Delaware
 Caribbean Shipping Co., Inc. .................................   Delaware
 Tasman Shipping Co., Inc. ....................................   Delaware
 Sulu Shipping Co., Inc. ......................................   Delaware
 Hudson Shipping Co., Inc. ....................................   Delaware
 Arabian Shipping Co., Inc. ...................................   Delaware
 C.I.T. Leasing Corporation ...................................   Delaware
   The CIT Group/LsC Securities Investment, Inc. ..............   New Jersey
   CIT FSC Six, Ltd. ..........................................   Bermuda
   CIT FSC Eight, Ltd. ........................................   Bermuda
   Kelbourne Limited ..........................................   Ireland
The CIT Group Holdings, Inc. ..................................   Delaware
The CIT Group Securitization Corporation ......................   Delaware
The CIT Group/Consumer Finance, Inc. (NY) .....................   New York
The CIT Group Securitization Corporation II ...................   Delaware
The CIT GP Corporation ........................................   Illinois
GFSC Aircraft Acquisition Financing Corporation ...............   Delaware
The CIT Group Securitization Corporation IV ...................   Delaware
The CIT GP Corporation II .....................................   Delaware
The CIT GP Corporation V ......................................   Delaware
The CIT GP Corporation VI .....................................   Delaware
Crestpointe Financial Corp. ...................................   Delaware
The CIT Group GP Corporation III ..............................   Delaware
The CIT Group Securitization Corporation III ..................   Delaware
CIT Capital Trust I ...........................................   Delaware
The CIT Group/Consumer Finance, Inc. (TN) .....................   Tennessee